SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2002
Date of Report
(Date of earliest event reported)

Brio Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23997	77-0210797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, with zip code)

(408) 496-7400
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

In connection with the Quarterly Report of Brio Software, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2002, the Company is hereby separately filing with the Securities and Exchange Commission the required certifications from the Company’s Chief Executive Officer and Chief Financial Officer.

Exhibits:

99.1	Craig D. Brennan’s Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Craig B. Collins’s Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brio Software, Inc.

Date: August 14, 2002	By:	/s/ CRAIG COLLINS
Craig Collins Chief Financial Officer and EVP